SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):            May 1, 2003

Alderwoods Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

311 Elm Street, Suite 1000, Cincinnati, Ohio		45202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 768-7400

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

99.1         Press Release issued May 1, 2003

Item 9.  Regulation FD Disclosure

The following information is furnished under Item 12. “Results of Operations and Financial Condition,” under Item 9. “Regulation FD Disclosure” in accordance with SEC Release No. 33-8216.

On May 1, 2003, Alderwoods Group, Inc. issued a press release announcing the unaudited financial results for the 12 weeks ended March 22, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALDERWOODS GROUP, INC.

By:	/s/ Ellen Neeman
	Name:	Ellen Neeman
	Title:	Senior Vice President, Legal and Compliance

Date:  May 1, 2003